                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                     November 15, 2000                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:            October 1, 2000              Previous Distribution Date:   October 19, 2000
Collection Period End Date:             October 31, 2000     Previous Collection Period End Date: September 30, 2000

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A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

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B. Bond Balances                                 Balance as of            % of Original Balance     Unpaid Interest  Unpaid Interest
                                          10/19/2000      11/15/2000   10/19/2000   11/15/2000        10/19/2000        11/15/2000
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i.                     Class A-1 Notes      $230,000,000  $194,486,975   100.00%       84.56%                 -                 -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                 -                 -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                 -                 -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                 -                 -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                 -                 -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                 -                 -
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C. Reserve Account
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i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

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D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                         November 15, 2000                               Closing Date:   October 19, 2000
Collection Period Begin Date:                October 1, 2000                 Previous Distribution Date:   October 19, 2000
Collection Period End Date:                 October 31, 2000        Previous Collection Period End Date: September 30, 2000

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E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                   09/30/2000      09/30/2000   10/31/2000     09/30/2000       10/31/2000
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                           $950,415,639    $950,415,639  $917,117,629         100.00%         96.50%
ii.   Number of Contracts                               73,293          73,293        72,091         100.00%         98.36%
iii.  Weighted Average Coupon (WAC)                      9.44%           9.44%         9.44%
iv.   Weighted Average Original Term                     61.40           61.40         61.46
v.    Weighted Average Remaining Term                    49.40           49.40         48.65
vi.   Weighted Average Seasoning                         12.00           12.00         12.80
----------------------------------------------------------------------------------------------------------------------------

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F. Portfolio Performance                     # of Contracts    % of Number of Contracts   Principal Balance   % of Principal Balance
                                         09/30/2000 10/31/2000 09/30/2000   10/31/2000  09/30/2000 10/31/2000  09/30/2000 10/31/2000
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i.    30-59 Days Delinquent                   -           461     0.00%        0.64%         -     $5,645,436     0.00%      0.62%
ii.   60-89 Days Delinquent                   -             8     0.00%        0.01%         -         69,558     0.00%      0.01%
iii.  90-119 Days Delinquent                  -             -     0.00%        0.00%         -              -     0.00%      0.00%
iv.   120+ Days Delinquent                    -             -     0.00%        0.00%         -              -     0.00%      0.00%
v.    Repo In Inventory (Charged-off)         -             5     0.00%        0.01%         -         24,474     0.00%      0.00%
vi.   Repo In Inventory (Not Charged-Off)     -             5     0.00%        0.01%         -         76,615     0.00%      0.01%
vii.  Gross Charge-Offs in Period             -             5     0.00%        0.01%         -         24,474     0.00%      0.00%
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----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $           % of Original Balance
                                         09/30/2000 10/31/2000 09/30/2000   10/31/2000
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period             -       $24,474     0.000%       0.003%
ii.   Cumulative Gross Charge-Offs            -        24,474     0.000%       0.003%
iii.  Net Losses In Period                    -        24,474     0.000%       0.003%
iv.   Cumulative Net Losses                   -        24,474     0.000%       0.003%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 7,588,559.45
ii.   Borrower Principal Collections                      33,215,997.30
iii.  Net Liquidation Proceeds                                47,537.43
iv.   Recoveries                                                      -
v.    Repurchase Amounts (Interest)                               73.81
vi.   Repurchase Amounts (Principal)                          10,000.95
vii.  Total Interest Collections                           7,588,633.26
viii. Total Principal Collections                         33,273,535.68
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $950,415,639.00
ii.  Pool Balance Reductions from Principal Collections   33,273,535.68
iii. Gross Charge-Offs In Period                              24,473.90
iv.  Ending Pool Balance                                 917,117,629.42
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    November 15, 2000                               Closing Date     October 19, 2000
Collection Period Begin Date:           October 1, 2000                Previous Distribution Date:     October 19, 2000
Collection Period End Date:            October 31, 2000        Previous Collection Period End Date   September 30, 2000

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J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $40,862,168.94
ii   Reinvestment Income from Reserve Account                        13,538.56
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             40,875,707.50
------------------------------------------------------------------------------

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K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
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        Servicing Fee                         $   792,013.03
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         792,013.03   $  792,013.03  $40,875,707.50  $7,128,117.29    $0.00   $  792,013.03

ii.   Class A Notes Interest Distribution                       4,348,264.34   40,083,694.47   7,128,117.29     0.00    4,348,264.34

        Class A Notes Balance                 888,640,000.00
        Pool Balance                          917,117,629.42
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00  35,735,430.12   7,128,117.29      0.00            0.00

iv.   Class B Notes Interest Distribution                         145,781.13  35,735,430.12   7,128,117.29      0.00      145,781.13

        Class A and B Notes Balance           917,150,000.00
        Pool Balance                          917,117,629.42
                                              ==============
v.    Second Priority Principal Distribution       32,370.58       32,370.58  35,589,648.99   7,128,117.29      0.00       32,370.58

vi.   Class C Notes Interest Distribution                          76,623.73  35,557,278.41   7,128,117.29      0.00       76,623.73
vii.  Reserve Fund Deposit                                              0.00  35,480,654.68                                     0.00

        Outstanding Money Market Securities   230,000,000.00
        Total Notes Balance                   931,410,000.00
        Specified Credit Enhancement Amount    29,806,322.96
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               22,678,205.67
        Target Securities Balance             894,439,423.75
                                              ==============
viii. Regular Principal Distribution          229,967,629.42  229,967,629.42  35,480,654.68                           35,480,654.68

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    November 15, 2000                               Closing Date     October 19, 2000
Collection Period Begin Date:           October 1, 2000                Previous Distribution Date:     October 19, 2000
Collection Period End Date:            October 31, 2000        Previous Collection Period End Date   September 30, 2000

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L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,348,264.34         -            -  $4,348,264.34  $4,348,264.34          -
      Class A-1 Notes             6.745%       27    1,163,512.50         -            -   1,163,512.50   1,163,512.50          -
      Class A-2 Notes              6.70%       26    1,161,333.33         -            -   1,161,333.33   1,161,333.33          -
      Class A-3 Notes              6.67%       26    1,517,425.00         -            -   1,517,425.00   1,517,425.00          -
      Class A-4 Notes              6.76%       26      505,993.51         -            -     505,993.51     505,993.51          -
      Class B Notes                7.08%       26      145,781.13         -            -     145,781.13     145,781.13          -
      Class C Notes                7.44%       26       76,623.73         -            -      76,623.73      76,623.73          -
---------------------------------------------------------------------------------------------------------------------------------

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M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution        32,370.58
      Regular Principal Distribution            35,480,654.68
                                               ==============
      Total Principal Distribution              35,513,025.26

      Class A-1 Notes Principal Distribution    35,513,025.26
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
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